EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 17, 2000	s/Louis A. Desenberg Louis A. Desenberg

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 17, 2000	s/Merlin J. Hanson Merlin J. Hanson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 17, 2000	s/Thomas T. Huff Thomas T. Huff

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: March 22, 2000	s/James E. LeBlanc James E. LeBlanc

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 23, 2000	s/L. Richard Marzke L. Richard Marzke

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 21, 2000	s/James E. Murphy James E. Murphy

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 17, 2000	s/Robert L. Starks Robert L. Starks

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 18, 2000	s/Jeffery H. Tobian Jeffery H. Tobian

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH, JAMES R. MILROY and WAYNE R. KOEBEL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.
Dated: February 26, 2000	s/Ronald L. Zile Ronald L. Zile